UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 5, 2013 (April 1, 2013)

OSL HOLDINGS, INC.

(Exact name of registrant as specified in Charter)

Nevada	001-32658	98-0441032
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

60 Dutch Hill Road, Suite 15
Orangeburg, NY 10962

(Address of Principal Executive Offices)

845-363-6776

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)     On April 1, 2013 (the “Effective Date”), Eli Feder notified OSL Holdings, Inc. (the “Company”) of his resignation as of the Effective Date from the office of Chief Executive Officer of the Company. Mr. Feder will retain his position as a director of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSL HOLDINGS, INC.

Date: April 5, 2013	By:	/s/ Eric Kotch
Eric Kotch
Chief Financial Officer